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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination      10-Jun-99
Date:
Remittance Date:   15-Jun-99
Month End Date:    31-May-99

----------------------------------------------------------------------------------------------------------------------------------
(a)    Class I A Distribution                                                                    5,688,477.76
       Amount
(b)    Class I A Distribution                                                                    3,149,023.91
       Principal
                      Scheduled Payments of                                     606,717.90
                      Principal
                      Partial                                                   107,096.36
                      Prepayments
                      Scheduled Principal Balance Principal                   1,545,516.47
                      Prepayment in Full
                      Scheduled Principal Balance Liquidated                    889,693.18
                      Contracts
                      Scheduled Principal Balance Repurchases                         0.00

(c)    Class I A Interest                                                                        2,539,453.85
       Distribution
       Class I A Interest                                                                                0.00
       Shortfall

(d)    Class I A Remaining Certificate                                                         456,134,264.49
       Balance
       Class II A Remaining Certificate                                                        235,577,133.73
       Balance

(e)    Class II A Distribution                                                                   3,119,206.93
       Amount
(f)    Class II A Distribution                                                                   2,072,032.29
       Principal
                      Scheduled Payments of                                     275,154.12
                      Principal
                      Partial                                                    78,289.67
                      Prepayments
                      Scheduled Principal Balance Principal                   1,370,908.58
                      Prepayment in Full
                      Scheduled Principal Balance Liquidated                    347,679.92
                      Contracts
                      Scheduled Principal Balance Repurchases                         0.00

(g)    Class II A Interest                                                                       1,047,174.64
       Distribution
       Class II A Interest                                                                               0.00
       Shortfall

(h)    Class I A Pass Through                                                                        6.635000%
       Rate
       Class II A Pass Through                                                                       5.470000%
       Rate

(i)    Monthly Servicing Fee                                                                       580,777.04

(j)    Delinquency                                      # of Contracts                        Prin. Balance
                                                     -------------------                   ------------------

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
                      a) One Monthly                                             189            6,772,706.32
                      Payment Delinquent
                      b) Two Monthly                                              58            2,257,289.85
                      Payments
                      c) Three or more                                            35            1,559,428.72
                      Monthly Payments
                                                                          ----------       -----------------
                                                                                 282           10,589,424.89
                                                                          ==========       =================

(k)    Repurchased Contracts              Contract Number                Repurchase        Difference Paid by
                                                                         Price             Seller
                                                                         -----------       -----------------
                                                                                0.00                    0.00
                                                                         -----------       -----------------
                                          Total Repurchases                     0.00                    0.00
                                                                         ===========       =================

(l)    Repossessions or                                                      Number         Actual Balance
       Foreclosures
                                                                         -----------       -----------------
                                                                     BOP         154         $  5,385,285.66
                                                          Repossessions
                                                                   Plus           52            1,667,710.51
                                                          Repossessions
                                                             this Month
                                                                   Less          -49          ($1,334,199.16)
                                                           Liquidations
                                                                         -----------       -----------------
                                                                    EOP          157         $  5,718,797.01
                                                          Repossessions
                                                                         ===========       =================

(m)    Group I Enhancement                                                                              0.00
       Payment
       Group II Enhancement                                                                             0.00
       Payment

(n)    Monthly Advance Group I                                                                          0.00
       Outstanding Amount Advanced                                                                      0.00
       Group I
       Monthly Advance Group II                                                                         0.00
       Outstanding Amount Advanced                                                                      0.00
       Group II

(o)    Group I Deposit                                                                                  0.00
       to Special Account
       Group II Deposit                                                                                 0.00
       to Special Account

(p)    Amount Distributed to Class R                                                              307,583.81
       Certificateholders

(q)    Net Weighted Average Contract                                                                    9.45%
       Rate Group I
       Net Weighted Average Contract                                                                    8.27%
       Rate Group II

( r)   Group I Pool Principal Balance                                                              95.430756%
       percentage
       Group II Pool Principal Balance                                                             94.325626%
       percentage

(s)    Aggregate Deficiency                                                                             0.00
       Amounts
       Servicer Deficiency Amounts                                                                      0.00
       received

(t)    Net Funds Carryover Amount paid to Class II A                                                    0.00
       Certificateholders
       Net Funds Carryover Amount                                                                       0.00
       remaining